Exhibit 99.1

Unity Bancorp, Inc.
64 Old Highway 22
Clinton, NJ 08809
800 618-BANK
www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

October 20, 2004

News Media & Financial Analyst Contact:

Alan Bedner, EVP

Chief Financial Officer

(908) 713-4308

Unity Bancorp Reports 9.9% Increase in Third Quarter Earnings

Clinton, NJ - Unity Bancorp, Inc (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $1.4 million, or $0.23 per diluted share, for the quarter ended September 30, 2004, a 9.9% increase compared to $1.3 million, or $0.22 per diluted share, for the quarter ended September 30, 2003.  Return on average assets and average common equity for the third quarter of 2004 were 1.17% and 17.39%, respectively, as compared to 1.14% and 17.70%, respectively, for the third quarter of 2003.

For the nine months ended September 30, 2004, net income was $4.0 million, or $0.65 per diluted share, an 8.3% increase from the $3.7 million, or $0.62 per diluted share for the same period a year ago. Return on average assets and average common equity for the nine month period ended September 30, 2004, were 1.11% and 16.61%, respectively, as compared to 1.11% and 17.37%, respectively, from the prior year’s comparable period.

“The third quarter was another quarter of sustained revenue growth and increased earnings and we are looking forward to further improvement in earnings for the fourth quarter of 2004 and into 2005,” said Unity President and Chief Executive Officer, James A. Hughes. “Earnings for the third quarter were driven by strong loan demand, expanding margins and expense controls.”

During the third quarter, the Company entered into a settlement agreement with its former Chairman Robert J. Van Volkenburgh.  The agreement will, upon completion of review and approval of the Federal Deposit Insurance Company (“FDIC”), settle the pending litigation initiated by Mr. Van Volkenburgh. Under the settlement agreement, the Company will pay $275 thousand, net of insurance proceeds. The charge for such settlement agreement, taken in the third quarter, reduced net income by approximately $165 thousand or $0.03 per diluted share.

“We felt that it was important to bring closure to the litigation with Mr. Van Volkenburgh,” said Mr. Hughes. “It is in the best interest of Unity and its shareholders to settle this lawsuit in the early stages to avoid the unnecessary continued expense of litigation and defense.”

Net interest income was $5.0 million for the third quarter of 2004, an increase of 11.5%, compared to $4.5 million in the comparable quarter a year ago. Net interest margin was 4.30% for the third quarter of 2004 compared to 4.18% for the third quarter of 2003.  The increase was primarily due to higher yields on interest earning assets and a lower cost of funds.

The provision for loan losses for the third quarter of 2004 was $325 thousand, compared to $250 thousand for the quarter ended June 30, 2004, and $375 thousand for the quarter ended September 30, 2003.  The increase in the provision from the quarter ended June 30, 2004 was primarily due to growth in the loan portfolio. The decline in the provision from the quarter ended September 30, 2003 was due to a lower level of non-performing assets.  Net loan charge-offs for the quarter ended September 30, 2004 were $198 thousand, compared to $64 thousand for the quarter ended September 30, 2003.

Total non-interest income for the third quarter of 2004 was $2.0 million, down from $2.1 million in the same period a year ago.  Gains on sales of SBA loans amounted to $948 thousand for the third quarter of 2004, compared to $831 thousand for the quarter ended September 30, 2003.  This increase in SBA gains is primarily due to the volume of loans sold. Service charges on deposits for the third quarter of 2004 decreased $53 thousand compared to the third quarter of 2003, as a result of the Company choosing to mitigate overdraft risk with certain customers. Service and loan fees for the third quarter of 2004 decreased $126 thousand from the prior year’s comparable quarter due to decreased levels of loan prepayment penalties.

Total non-interest expenses for the third quarter of 2004 were $4.4 million, an increase of 4.5% from the prior year’s comparable quarter. This increase from the prior year’s comparable quarter was primarily due to the charge of $275 thousand pertaining to the settlement agreement with Mr. Van Volkenburgh.  The increase from the prior year’s comparable quarter was partially offset by decreases in processing and communications, compensation and benefits, professional services fees, loan servicing costs and advertising expenses.

Total assets at September 30, 2004 were $493.7 million, a 9.5% increase from a year ago.  The increase in assets from the prior year was primarily due to growth in the Company’s loan and securities portfolios partially offset by a decline in federal funds sold. Total loans at September 30, 2004 were $354.2 million, a 10.1% increase from September 30, 2003.  The growth in the loan portfolio occurred primarily in SBA, commercial and consumer loans, which increased 6.7%, 13.7% and 18.0%, respectively, from a year ago.

At September 30, 2004, the allowance for loan losses was 1.62% of total loans, compared to 1.54% at September 30, 2003.  Non-performing assets at September 30, 2004 were $3.9 million, compared to $4.3 million at September 30, 2003.  The increase in the allowance for loans losses from September 2003 is due to the increase in the loan portfolio. Included in non-performing assets are approximately $370 thousand of loans that are guaranteed by the SBA.   There were

$444 thousand in loans greater than 90 days and still accruing interest as of September 30, 2004, compared to $231 thousand at September 30, 2003.

Total deposits at September 30, 2004 were $423.8 million, a 6.1% increase from September 30, 2003.  This increase was primarily the result of growth in savings accounts and time deposits. Savings accounts increased $14.5 million or 38.1% from September 30, 2003.  Time deposits increased $9.9 million, or 10.8% from September 30, 2003. Non-interest bearing accounts totaled $88.9 million at September 30, 2004, up 1.3% from a year ago.

Total shareholders’ equity was $34.4 million at September 30, 2004, a 16.3% increase from the prior year.  The increase in shareholders’ equity over the prior year was due to retained profits primarily offset by the payment of cash dividends.

As of September 30, 2004, the Company’s Tier I leverage ratio was 9.04%, Tier I risk-based capital ratio was 11.52%, and total risk-based capital ratio was 12.77%. All regulatory capital ratios exceed the well-capitalized federal capital adequacy requirements as of September 30, 2004.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with $494 million in assets and $424 million in deposits.  Unity Bank provides financial services to retail, corporate & small business customers through its 13 retail service centers located in Hunterdon, Middlesex, Somerset and Union counties in New Jersey. For additional information about Unity visit our website at www.unitybank.com or call 800 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, and results of regulatory exams, among other factors.

Unity Bancorp, Inc.

Consolidated Financial Highlights

(Dollars in thousands, except per share data)

	9/30/2004	6/30/2004	9/30/2003
BALANCE SHEET DATA:
Assets	493,713	491,229	450,788
Deposits	423,765	429,368	399,451
Loans	354,190	337,557	321,629
Securities	107,815	110,532	84,023
Shareholders’ equity	34,395	31,822	29,564
Allowance for loan losses	5,726	5,599	4,960

FINANCIAL DATA - QUARTER TO DATE:
Net income before taxes	2,283	2,120	2,049
Federal and state income tax provision	852	773	747
Net income	1,431	1,347	1,302

Per share-basic	0.25	0.23	0.23
Per share-diluted	0.23	0.22	0.22
Return on average assets	1.17	1.13	1.14
Return on average common equity	17.39	17.24	17.70
Efficiency ratio	62.55	63.08	62.98

FINANCIAL DATA - YEAR TO DATE:
Net income before taxes	6,249	—	5,820
Federal and state income tax provision	2,277	—	2,151
Net income	3,972	—	3,669

Per share-basic	0.69	—	0.65
Per share-diluted	0.65	—	0.62
Return on average assets	1.11	—	1.11
Return on average common equity	16.61	—	17.37
Efficiency ratio	64.60	—	64.15

SHARE INFORMATION:
Closing price per share	12.31	13.40	10.67
Book value per share	5.96	5.53	5.22
Average diluted shares outstanding (QTD)	6,126	6,115	5,944

CAPITAL RATIOS:
Total equity to total assets	6.97	6.48	6.56
Tier I capital to average assets (leverage)	9.04	8.89	8.50
Tier I capital to risk-adjusted assets	11.52	11.53	11.39
Total risk-based capital	12.77	12.79	12.64

CREDIT QUALITY AND RATIOS:
Nonperforming assets	3,872	4,779	4,275
Net charge offs (recoveries) to average loans (QTD)	0.23	0.14	0.08
Allowance for loan losses to total loans	1.62	1.66	1.54
Nonperforming assets to total loans and OREO	1.09	1.42	1.33

Unity Bancorp, Inc.

Consolidated Balance Sheets

(In thousands)

	9/30/2004	6/30/2004	9/30/2003
ASSETS
Cash and due from banks	9,312	11,161	13,478
Federal funds sold and interest bearing deposits	11,361	21,655	22,472
Securities:
Available for sale	86,082	87,558	68,390
Held to maturity	21,733	22,974	15,633
Total securities	107,815	110,532	84,023
Loans:
SBA - Held for sale	10,439	7,353	10,626
SBA - Held to Maturity	52,008	50,995	47,907
Commercial	200,772	190,542	176,567
Residential mortgage	50,203	50,276	51,994
Consumer	40,768	38,391	34,535
Total loans	354,190	337,557	321,629
Less: Allowance for loan losses	5,726	5,599	4,960
Net loans	348,464	331,958	316,669
Premises and equipment, net	6,978	6,888	7,280
Accrued interest receivable	2,390	2,420	2,199
Loan servicing asset	1,846	1,548	840
Other assets	5,547	5,067	3,827
Total Assets	493,713	491,229	450,788

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand deposits	88,899	93,206	87,797
Interest-bearing deposits:
Interest bearing checking	180,878	199,075	182,018
Savings	52,532	44,525	38,037
Time, under $100,000	69,904	67,279	66,660
Time, $100,000 and over	31,552	25,283	24,939
Total deposits	423,765	429,368	399,451
Borrowed funds and subordinated debentures	34,279	29,279	20,791
Accrued interest payable	165	172	190
Accrued expenses and other liabilities	1,109	588	792
Total liabilities	459,318	459,407	421,224
Commitments and Contingencies	—	—	—

Shareholders’ equity:
Common stock, no par value, 12,500 shares authorized	33,711	33,659	31,852
Retained earnings (deficit)	1,200	—	(1,497)
Accumulated other comprehensive loss, net of tax	(516)	(1,837)	(791)
Total shareholders’ equity	34,395	31,822	29,564
Total Liabilities and Shareholders’ Equity	493,713	491,229	450,788

COMMON SHARES AT PERIOD END:
Issued	5,771	5,754	5,669
Outstanding	5,771	5,754	5,669
Treasury	—	—	—

Unity Bancorp, Inc.

Consolidated Statements of Income

(In thousands, except per share data)

	9/30/2004	6/30/2004	9/30/2003
FOR THE THREE MONTHS ENDED:
INTEREST INCOME
Fed funds sold and interest on deposits	28	87	49
Securities:
Available for sale	882	833	517
Held to maturity	265	156	226
Total securities	1,147	989	743
Loans:
SBA	1,121	947	1,089
Commercial	3,294	3,080	3,080
Residential mortgage	668	643	741
Consumer	464	442	437
Total loan interest income	5,547	5,112	5,347
Total interest income	6,722	6,188	6,139
INTEREST EXPENSE
Interest bearing demand deposits	682	684	607
Savings deposits	135	118	108
Time deposits	602	590	662
Borrowed funds and subordinated debentures	324	302	296
Total interest expense	1,743	1,694	1,673
Net interest income	4,979	4,494	4,466
Provision for loan losses	325	250	375
Net interest income after provision for loan losses	4,654	4,244	4,091
NONINTEREST INCOME
Service charges on deposit accounts	383	483	436
Service and loan fee income	448	510	574
Gain on SBA loan sales	948	669	831
Net securities gains	—	18	(25)
Other income	206	215	309
Total noninterest income	1,985	1,895	2,125
NONINTEREST EXPENSES
Compensation and benefits	1,956	2,060	2,135
Processing and communications	486	475	516
Occupancy, net	533	511	436
Furniture and equipment	308	258	257
Professional services	125	161	217
Loan servicing costs	169	156	225
Advertising	134	111	162
Deposit insurance	15	16	16
Other	630	271	203
Total noninterest expenses	4,356	4,019	4,167
Income before taxes	2,283	2,120	2,049
Federal and state income tax provision	852	773	747
Net Income	1,431	1,347	1,302

Net Income Per Common Share-Basic	0.25	0.23	0.23
Net Income Per Common Share-Diluted	0.23	0.22	0.22

AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,761	5,752	5,668
Diluted	6,126	6,115	5,944

Unity Bancorp, Inc.

Consolidated Statements of Income

(Dollars in thousands, except per share data)

	9/30/2004	9/30/2003
YEAR TO DATE
INTEREST INCOME
Fed funds sold and interest on deposits	147	106
Securities:
Available for sale	2,472	1,621
Held to maturity	598	815
Total securities	3,070	2,436
Loans:
SBA	3,087	3,120
Commercial	9,470	9,362
Residential mortgage	2,014	2,381
Consumer	1,348	1,214
Total loan interest income	15,919	16,077
Total interest income	19,136	18,619
INTEREST EXPENSE
Interest bearing demand deposits	1,996	2,078
Savings deposits	360	316
Time deposits	1,810	2,073
Borrowed funds and subordinated debentures	879	904
Total interest expense	5,045	5,371
Net interest income	14,091	13,248
Provision for loan losses	825	1,225
Net interest income after provision for loan losses	13,266	12,023
NONINTEREST INCOME
Service charges on deposit accounts	1,272	1,529
Service and loan fee income	1,429	1,479
Gain on SBA loan sales	2,355	2,337
Net securities gains	71	103
Other income	634	772
Total noninterest income	5,761	6,220
NONINTEREST EXPENSES
Compensation and benefits	6,255	5,997
Processing and communications	1,435	1,638
Occupancy, net	1,573	1,374
Furniture and equipment	829	776
Professional services	517	664
Loan servicing costs	505	511
Advertising	389	437
Deposit insurance	46	47
Other	1,229	979
Total noninterest expenses	12,778	12,423
Income before taxes	6,249	5,820
Federal and state income taxes	2,277	2,151
Net Income	3,972	3,669

Net Income Per Common Share-Basic	0.69	0.65
Net Income Per Common Share-Diluted	0.65	0.62

Average common shares outstanding:
Basic	5,749	5,665
Diluted	6,114	5,929

Consolidated Average Balance Sheets

with Resultant Interest and Rates

(Tax-equivalent basis, dollars in thousands)

	Three Months Ended 9/30/2004			Three Months Ended 6/30/2004
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and Interest-bearing deposits with banks	5,875	28	1.90	27,978	87	1.25
Securities:
Available for sale	87,019	896	4.12	83,298	848	4.07
Held to maturity	22,484	265	4.71	11,897	156	5.25
Total securities	109,503	1,161	4.24	95,195	1,004	4.22
Loans, net of unearned discount:
SBA	64,104	1,121	6.99	59,491	947	6.37
Commercial	194,275	3,294	6.75	189,676	3,080	6.53
Residential mortgage	50,663	668	5.27	47,478	643	5.42
Consumer	40,067	464	4.61	37,730	442	4.71
Total loans	349,109	5,547	6.33	334,375	5,112	6.14
Total interest-earning assets	464,487	6,736	5.78	457,548	6,203	5.44
Noninterest-earning assets:
Cash and due from banks	13,123			12,143
Allowance for loan losses	(5,803)			(5,598)
Other assets	16,165			14,085
Total noninterest-earning assets	23,485			20,630
Total Assets	487,972			478,178

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	191,837	682	1.41	195,432	684	1.41
Savings deposits	47,769	135	1.12	41,364	118	1.15
Time deposits	93,235	602	2.57	93,669	590	2.53
Total interest-bearing deposits	332,841	1,419	1.70	330,465	1,392	1.69
Borrowed funds and subordinated debentures	31,338	324	4.11	29,279	302	4.15
Total interest-bearing liabilities	364,179	1,743	1.90	359,744	1,694	1.89
Noninterest-bearing liabilities:
Demand deposits	89,916			85,559
Other liabilities	1,140			1,446
Total noninterest-bearing liabilities	91,056			87,005
Shareholders’ equity	32,737			31,429
Total Liabilities and Shareholders’ Equity	487,972			478,178

Net interest spread		4,993	3.88		4,509	3.55
Tax-equivalent basis adjustment		(14)			(15)
Net interest income		4,979			4,494

Net interest margin			4.30			3.94

Unity Bancorp, Inc.

Consolidated Average Balance Sheets

with Resultant Interest and Rates

(Tax-equivalent basis, dollars in thousands)

	Three Months Ended 9/30/2004			Three Months Ended 9/30/2003
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and Interest-bearing deposits with banks	5,875	28	1.90	17,241	49	1.13
Securities:
Available for sale	87,019	896	4.12	67,120	541	3.22
Held to maturity	22,484	265	4.71	16,461	226	5.49
Total securities	109,503	1,161	4.24	83,581	767	3.67
Loans, net of unearned discount:
SBA	64,104	1,121	6.99	64,364	1,089	6.77
Commercial	194,275	3,294	6.75	177,538	3,080	6.88
Residential mortgage	50,663	668	5.27	51,545	741	5.75
Consumer	40,067	464	4.61	35,136	437	4.93
Total loans	349,109	5,547	6.33	328,583	5,347	6.47
Total interest-earning assets	464,487	6,736	5.78	429,405	6,163	5.71
Noninterest-earning assets:
Cash and due from banks	13,123			17,102
Allowance for loan losses	(5,803)			(4,999)
Other assets	16,165			13,120
Total noninterest-earning assets	23,485			25,223
Total Assets	487,972			454,628

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	191,837	682	1.41	185,316	607	1.30
Savings deposits	47,769	135	1.12	39,827	108	1.08
Time deposits	93,235	602	2.57	91,444	662	2.87
Total interest-bearing deposits	332,841	1,419	1.70	316,587	1,377	1.73
Borrowed funds and subordinated debentures	31,338	324	4.11	21,457	296	5.47
Total interest-bearing liabilities	364,179	1,743	1.90	338,044	1,673	1.96
Noninterest-bearing liabilities:
Demand deposits	89,916			86,895
Other liabilities	1,140			505
Total noninterest-bearing liabilities	91,056			87,400
Shareholders’ equity	32,737			29,184
Total Liabilities and Shareholders’ Equity	487,972			454,628

Net interest spread		4,993	3.88		4,490	3.75
Tax-equivalent basis adjustment		(14)			(24)
Net interest income		4,979			4,466

Net interest margin			4.30			4.18

	Year to Date 9/30/2004			Year to Date 9/30/2003
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and Interest-bearing deposits with banks	16,779	147	1.17	11,573	106	1.22
Securities:
Available for sale	83,486	2,529	4.04	59,178	1,653	3.72
Held to maturity	15,748	598	5.06	21,679	815	5.01
Total securities	99,234	3,127	4.20	80,857	2,468	4.07
Loans, net of unearned discount:
SBA	61,924	3,087	6.65	66,304	3,120	6.27
Commercial	188,928	9,470	6.70	174,056	9,362	7.19
Residential mortgage	49,646	2,014	5.41	52,358	2,381	6.06
Consumer	37,992	1,348	4.74	31,313	1,214	5.18
Total loans	338,490	15,919	6.28	324,031	16,077	6.62
Total interest-earning assets	454,503	19,193	5.64	416,461	18,651	5.97
Noninterest-earning assets:
Cash and due from banks	13,849			15,705
Allowance for loan losses	(5,655)			(4,645)
Other assets	15,100			13,462
Total noninterest-earning assets	23,294			24,522
Total Assets	477,797			440,983

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	193,166	1,996	1.38	182,877	2,078	1.52
Savings deposits	43,027	360	1.12	36,870	316	1.15
Time deposits	94,790	1,810	2.55	91,633	2,073	3.02
Total interest-bearing deposits	330,983	4,166	1.68	311,380	4,467	1.92
Borrowed funds and subordinated debentures	27,922	879	4.21	21,754	904	5.56
Total interest-bearing liabilities	358,905	5,045	1.88	333,134	5,371	2.16
Noninterest-bearing liabilities:
Demand deposits	85,489			78,703
Other liabilities	1,451			897
Total noninterest- bearing liabilities	86,940			79,600
Shareholders’ equity	31,952			28,249
Total Liabilities and Shareholders’ Equity	477,797			440,983

Net interest spread		14,148	3.76		13,280	3.81
Tax-equivalent basis adjustment		(57)			(32)
Net interest income		14,091			13,248
Net interest margin			4.15			4.25

Unity Bancorp, Inc.

Allowance for Loan Losses and Loan Quality Schedules

(Dollars in thousands)

	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003

ALLOWANCE FOR LOAN LOSSES:
Balance, beginning	5,599	5,466	5,352	4,960	4,649
Provision charged to expense	325	250	250	375	375
	5,924	5,716	5,602	5,335	5,024
Less: Charge offs
SBA	57	132	98	185	112
Commercial	150	50	181	65	55
Residential mortgage	18	—	—	—	—
Consumer	8	4	3	12	42
Total Charge Offs	233	186	282	262	209
Add: Recoveries
SBA	24	24	17	6	40
Commercial	5	41	125	268	101
Residential mortgage	—	—	—	—	—
Consumer	6	4	4	5	4
Total Recoveries	35	69	146	279	145
Net Charge Offs	198	117	136	(17)	64
Balance, ending	5,726	5,599	5,466	5,352	4,960

LOAN QUALITY INFORMATION:
Nonperforming loans	3,657	4,641	4,723	5,395	3,879
Other real estate owned, net	215	138	338	327	396
Nonperforming assets	3,872	4,779	5,061	5,722	4,275

Loans 90 days past due and still accruing	444	394	0	1,876	231

Allowance for loan losses to:
Total loans at period end	1.62	1.66	1.65	1.58	1.54
Nonperforming loans	156.58	120.64	115.73	99.20	127.87
Nonperforming assets	147.88	117.16	108.00	93.53	116.02
Net charge offs to average loans (QTD)	0.23	0.14	0.16	(0.02)	0.08
Net charge offs to average loans (YTD)	0.18	0.15	0.16	0.11	0.15
Nonperforming loans to total loans	1.03	1.37	1.42	1.59	1.21
Nonperforming assets to total loans and OREO	1.09	1.42	1.53	1.68	1.33

Unity Bancorp, Inc.

Quarterly Financial Data

	09/30/04	06/30/04	03/31/04	12/31/03	09/30/03
SUMMARY OF INCOME
(in thousands) :
Interest income	6,722	6,188	6,226	6,276	6,139
Interest expense	1,743	1,694	1,608	1,657	1,673
Net interest income	4,979	4,494	4,618	4,619	4,466
Provision for loan losses	325	250	250	375	375
Net interest income after provision	4,654	4,244	4,368	4,244	4,091
Noninterest income	1,985	1,895	1,881	2,123	2,125
Noninterest expense	4,356	4,019	4,403	4,906	4,167
Income before income taxes	2,283	2,120	1,846	1,461	2,049
Federal and state income tax provision	852	773	652	547	747
Net Income	1,431	1,347	1,194	914	1,302
Net Income per Common Share:
Basic	0.25	0.23	0.21	0.16	0.23
Diluted	0.23	0.22	0.20	0.15	0.22
COMMON SHARE DATA:
Cash dividends declared	0.04	0.04	0.04	—	—
Book value at quarter end	5.96	5.53	5.65	5.41	5.22
Market value at quarter end	12.31	13.40	12.81	10.89	10.67
Average common shares outstanding: (000’s)
Basic	5,761	5,752	5,735	5,668	5,668
Diluted	6,126	6,115	6,035	5,944	5,944
Common shares outstanding at period end (000’s)	5,771	5,754	5,747	5,686	5,669
OPERATING RATIOS:
Return on average assets	1.17	1.13	1.04	0.81	1.14
Return on average common equity	17.39	17.24	15.32	12.30	17.70
Efficiency ratio	62.55	63.08	68.31	73.66	62.98
BALANCE SHEET DATA (in thousands):
Assets	493,713	491,229	473,261	467,419	450,788
Deposits	423,765	429,368	409,330	414,982	399,451
Loans	354,190	337,557	331,507	339,755	321,629
Shareholders’ equity	34,395	31,822	32,470	30,762	29,564
Allowance for loan losses	5,726	5,599	5,466	5,352	4,960
TAX-EQUIVALENT YIELDS AND RATES:
Interest-earning assets	5.78	5.44	5.74	5.87	5.71
Interest-bearing liabilities	1.90	1.89	1.86	1.96	1.96
Net interest spread	3.88	3.55	3.88	3.91	3.75
Net interest margin	4.30	3.94	4.25	4.35	4.18
CREDIT QUALITY:
Nonperforming assets (in thousands)	3,872	4,779	5,061	5,722	4,275
Allowance for loan losses to period-end loans	1.62	1.66	1.65	1.58	1.54
Net charge offs (recoveries) to average loans	0.23	0.14	0.16	(0.02)	0.08
Nonperforming assets to loans and OREO	1.09	1.42	1.53	1.68	1.33
CAPITAL AND OTHER:
Total equity to assets	6.97	6.48	6.86	6.58	6.56
Tier I capital to average assets (leverage)	9.04	8.89	9.03	9.02	8.50
Tier I capital to risk-adjusted assets	11.52	11.53	11.54	11.28	11.39
Total capital to risk-adjusted assets	12.77	12.79	12.79	12.53	12.64
Number of banking offices	13	13	13	13	12
Number of ATMs	15	15	14	14	13
Number of employees	161	158	166	173	168